Aberdeen Australia Equity Fund, Inc.

Statement of Additional Information

December 8, 2010

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated December 8, 2010 (the “Prospectus”) and any related prospectus supplement.  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeeniaf.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on September 30, 1985, under the name “The First Australia Fund, Inc.” Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Australia Equity Fund, Inc.” to reflect the fact that the Fund’s investment manager and investment adviser had been acquired by Aberdeen Asset Management PLC in 2000.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the Fund’s Investment Manager, and Aberdeen Asset Management Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s Investment Adviser.

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Moritz Sell** 1 Crown Court Cheapside London EC2V 6LR United Kingdom Age: 43	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 51	Class II Director	Term expires 2011; Director since 2001

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

				1

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**

Mr. Sell is deemed to be an interested person because he is an executive officer of Landesbank Berlin AG, the owner from time to time of a significant amount of the outstanding shares of the Fund’s common stock. Landesbank Berlin AG owned approximately 4.79% of the outstanding shares of the Fund’s common stock as of March 24, 2010.

***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	28	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Neville J. Miles†‡(1) The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development, and investment). He also is a non-executive director of a number of Australian companies.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

William J. Potter†° c/o Aberdeen Asset	Class III	Term expires 2012; Director	Mr. Potter has been Chairman of	3	Aberdeen Asia-Pacific Income

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Director	since 1985

Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd., (international consulting and merchant banking company) from 1996 to 2004.

					Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks‡(1) c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been a Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	28	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

John T. Sheehy†‡(1) B.V. Murray and Company 666 Godwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (water purification technology development firm) from 1997 to 2009.	28	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders	2	Aberdeen Asia Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Limited (investment company) since 1987. Mr. Sherman was a Director of the Aberdeen Global Income Fund, Inc. from the fund’s inception to December 2000. He was also a Chairman and Managing Director of Aberdeen Asia-Pacific Income Investment Company Limited from 1986 to 2001 and was a director of this fund from 1986 to March 2008. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007.

*                                         Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

†                                         Messrs. Miles, Potter and Sheehy are members of the Contract Review Committee.

‡                                         Messrs. Miles, Sacks and Sheehy are members of the Audit and Valuation Committee.

°                                           Messrs. Malone, Miles and Potter are members of the Nominating and Corporate Governance Committee.

(1)                                 Messrs. Miles, Sacks and Sheehy are members of the Cost Review Committee.

The Board of Directors indicated in the proxy statement for the Fund’s 2004 Annual Meeting of Shareholders that, if the Fund’s shareholders voted to recommend the adoption of the alternative Director qualifications set forth in such proxy statement, the Board would amend the Fund’s bylaws accordingly.  The Board of Directors further indicated in such proxy statement that, in the event the bylaws were so amended by the Board, then it was the intention of the Board of Directors promptly thereafter to increase the size of the Board by one director and to elect one representative of Bankgesellschaft Berlin AG (“BGB”) to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continued to own at least 25% of the Fund’s common stock, and further provided that such representative then satisfied the alternative director qualifications.  At the 2004 Annual Meeting of Shareholders, the shareholders voted to recommend that the Board amend such provisions of the bylaws by adopting the alternative director qualifications.  BGB submitted Mr. Moritz Sell as its proposed representative to serve on the Board of Directors.  The Fund’s Nominating Committee, composed entirely of Independent Directors, determined that Mr. Sell met the alternative director qualifications and was otherwise an appropriate candidate to serve as a Director of the Fund.  In May 2004, the Board amended the Fund’s bylaws to adopt the alternative director qualifications and increased the size of the Board of Directors by one Director.  Upon the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Sell as a Class I Director to serve for the remainder of a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007.  BGB informed the Fund that Mr. Sell had been a director, market strategist, with BGB since 1996.  Upon Mr. Sell’s initial appointment, BGB informed the Fund that BGB agreed to indemnify Mr. Sell in connection with his service as a Director of the Fund.  Based upon information in an amendment to BGB’s Statement on Schedule 13D with respect to the Fund’s shares, effective August 29, 2006, the name of BGB was changed to Landesbank Berlin Holding AG and all of the assets of BGB were transferred to Landesbank Berlin AG (“LB”).  Mr. Sell is now employed by LB, the entity which owns the shares of the Fund’s common stock previously owned by BGB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected by shareholders, not as the representative of LB or BGB, but in his own capacity, as a Class I Director of the Fund to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2010.  BGB has informed the Fund that, because Mr. Sell no longer serves as a Director who is a representative of LB or BGB, he is no longer indemnified by LB or BGB in connection with such service.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with AAMAL, AAML, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Fund.  A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Young, investment management experience in director and executive roles within the Aberdeen complex and director experience with other investment management companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex;  Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; and Mr. Sherman, executive and investment management experience, and board experience at various public and private companies and non-profit organizations.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008

Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009

Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 54	Vice President	Since 2005

Currently, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland ABIO 1YG Age: 54	Vice President	Since 2008

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and of Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President and Chief Compliance Officer	Vice President since 2008 and Chief Compliance Officer since 2010

Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009

Currently Group Development Director, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*                                         Officers hold their positions with the Fund until a successor has been duly elected and qualified.  Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.  The officers were last elected on March 8, 2010.

**                                  Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Malone, Miles, Potter, Sacks, Sell, Sherman, Young, Bovingdon, Daniels and Gilbert) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  The Fund’s bylaws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any shareholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Board and Committee Structure

The Board of Directors is composed of six Independent Directors and two Interested Directors, Hugh Young and Moritz Sell. The Fund’s bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed Mr. Miles, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, and a Cost Review Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Directors.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee will consider potential Director candidates recommended by Fund shareholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) in addition to the procedures and requirements as are set forth in the Fund’s bylaws, the nominating shareholders comply with the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders (“Policies”).  These Policies set forth requirements that shareholder candidates must meet in order to be eligible for consideration by the Committee.  A shareholder or shareholder group submitting a candidate to the Nominating and Corporate Governance Committee must direct the submission to the attention of the Fund’s Secretary, who will forward such submission to the Committee for consideration.  Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.  The submission must include the following:

(1)           Contact information for the nominating shareholder or shareholder group;

(2)           A certification from the nominating shareholder or shareholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Shareholders’ Meeting;

(3)           The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4)           All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the 1934 Act;

(5)           A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a Director if so elected;

(6)           A representation that, to the knowledge of the nominating shareholder or shareholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(7)           A statement as to whether or not, during the past ten years, the nominating shareholder or any member of the nominating shareholder group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K.  When the nominating shareholder or any member of the nominating shareholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member.  If the nominating shareholder or any member of the nominating shareholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

In addition, with respect to Independent Director candidates, the shareholder or shareholder group submitting the candidate must also furnish a copy of the Schedule 13G or Schedule 13D filed with the SEC by the nominating shareholder or the nominating shareholder group.

In the event that a submission is deficient, the Committee will have sole discretion whether to seek corrections of such submission or to exclude a candidate from consideration.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out the Fund’s investment management and business affairs, and also by AAML, and other service providers in connection with the services they provide to the Fund. Each of AAMAL and AAML and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAML, and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAMAL to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2010

During the Fund’s fiscal year ended October 31, 2010, the Board of Directors held four regular meetings and two special meetings; the Audit and Valuation Committee held two meetings; the Contract Review Committee held two meetings, the Nominating and Corporate Governance Committee held two meetings and the Cost Review Committee held one meeting.

Ownership of Securities by Directors and Officers

Mr. Moritz Sell is a director, market strategist of Landesbank Berlin AG (“LB”), and was initially appointed as a Director of the Fund as the representative of Bankgesellschaft Berlin AG (“BGB”), now known as Landesbank Berlin Holding AG (“LBH”), the parent company of LB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected by shareholders to serve a three-year term as a Class I Director of the Fund expiring at the Annual Meeting of Shareholders to be held in 2010.  Based solely upon information contained in filings made by LB with the SEC with respect to the Fund’s shares, as of March 24, 2010, LB was the beneficial owner of 921,356 shares of the Fund’s common stock (constituting approximately 4.79% of the Fund’s shares then outstanding).  See “Principal Holders of Securities.”

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Interested Directors
Moritz Sell	$10,001- $50,000**	$10,001- $50,000**
Hugh Young	$10,001- $50,000	$10,001- $50,000
Independent Directors
P. Gerald Malone	$10,001- $50,000	$10,001- $50,000
Neville J. Miles	$10,001- $50,000	$10,001- $50,000
William J. Potter	$10,001- $50,000	$10,001- $50,000
Peter D. Sacks	$10,001- $50,000	$10,001- $50,000
John T. Sheehy	$10,001- $50,000	$10,001- $50,000
Brian M. Sherman	$10,001- $50,000	$10,001- $50,000

*                                         Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Indonesia Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

**                                  Does not include shares of the Fund’s common stock owned by LB.  Mr. Sell is a director, market strategist of LB and was initially appointed as a Director of the Fund as the representative of BGB.  At the 2007 Annual Meeting of Shareholders, Mr. Sell was elected as a Director of the Fund in his own capacity and not as the representative of LB or LBH.

As of December 31, 2009, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

As of November 15, 2010, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2009.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Each Independent Director receives a retainer fee of $19,000 per year and a fee of $2,000 per meeting for attendance at Board meetings.  In addition, the Chairman of the Board receives a fee of $12,000 per year, the Chairman of the Contract Review Committee receives a fee of $5,000 per year, and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year.  There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended.  However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex. Effective March 2010, the per meeting fee for Independent Director attendance at Board meetings increased to $2,750 and the per meeting fee for each ad hoc meeting attended increased to $1,250.

Compensation Table
Fiscal Year Ended October 31, 2009

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*

P. Gerald Malone	$29,167	N/A	N/A	$160,500(28)
Neville J. Miles	$46,833	N/A	N/A	$113,500(3)
William J. Potter	$29,167	N/A	N/A	$94,500(3)
Peter D. Sacks	$30,000	N/A	N/A	$125,000(28)
Moritz Sell	$0	N/A	N/A	$0(1)
John T. Sheehy	$34,833	N/A	N/A	$139,500(28)
Brian M. Sherman	$28,500	N/A	N/A	$59,500(2)
Hugh Young	$0	N/A	N/A	$0(1)

*                                         The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2009.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of October 31, 2010, there were no persons that beneficially owned five percent or more of the voting securities of the Fund.

 INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

Upon the organization of the Fund in 1985, EquitiLink International Management Limited, an Australian corporation (“EIML”), served as the Fund’s investment manager, and EquitiLink Australia Limited, an Australian corporation (“EAL”), served as the Fund’s investment adviser.  In December 2000, Aberdeen Asset Management PLC, a Scots company (“Aberdeen PLC”), acquired the business of EIML and EAL, which continued to serve as the investment manager and investment adviser, respectively, of the Fund.  In connection with this acquisition, EIML entered into a new management agreement with the Fund, and EAL and EIML entered into a new investment advisory agreement with the Fund.  Each of such agreements was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently by the Fund’s shareholders.  Following this acquisition, the name of EIML was changed to Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) and the name of EAL was changed to Aberdeen Asset Management Limited (“AAML”).

In December 2003, the Board of Directors approved the transfer by AAMCIL to Aberdeen Asset Management Asia Limited (“AAMAL”, an affiliate of AAMCIL), of the rights and obligations of AAMCIL under the management agreement and the investment advisory agreement entered into in December 2000.  This transfer was effected pursuant to the current Management Agreement and Advisory Agreement, both dated as of March 8, 2004.  Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had been providing portfolio management, research and trading services to the Fund pursuant to a Memorandum of Understanding with AAMCIL and AAML.  The transfer was not intended to, and did not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund, and did not result in any change in the terms of the Fund’s management and advisory agreements, other than in the name of the investment manager.

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as Investment Manager to both equity and fixed income investment portfolios for a range of clients, including the Fund and three other U.S. registered closed-end funds with aggregate net assets of approximately $2.921 billion as of September 15, 2010.

The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.

The Investment Manager is a wholly-owned subsidiary of Aberdeen PLC.  The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.  Aberdeen PLC is the parent company of an asset management group managing approximately $261.18 billion of assets, as of August 31, 2010, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an “investment adviser” (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund’s shareholders and Directors, including Independent Directors, as required by the 1940 Act.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid management fees of $1,446,566, $2,278,916, and $2,286,243, respectively.  The investment manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $369,484, $557,873, and $546,796, respectively, to the Investment Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager.  The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Investment Manager’s employees who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

Duration and Termination.  The Management Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors.  The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least 60 days’ written notice to the Investment Manager.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  In addition, the Investment Manager may terminate the Management Agreement upon at least 90 days’ written notice to the Fund.  Continuation of the Management Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 7, 2010.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith.  The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement.

The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party’s obligations and duties under, the Advisory Agreement.

Advisory Fee.  Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million; 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and Directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses.  The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors.  The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, upon at least 60 days’ written notice to the Investment Manager and the Investment Adviser.  The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party.  In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party upon at least 90 days’ written notice to the Fund and the other party, but any such termination shall not affect continuance of the Advisory Agreement as to the remaining parties.  Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 7, 2010.

Experience of the Investment Manager and Investment Adviser and of the Aberdeen Group; Location of the Investment Manager and Investment Adviser

The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, which commenced operations in 1992 and the shares of which are listed on the Amex; Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange. The Investment Manager also serves as the Investment Adviser of The Indonesia Fund, Inc., a non-diversified closed-end management investment company investing primarily in equity and debt securities of Indonesian companies, which commenced operations in 1990 and the shares of which are listed on the Amex.  The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Advisers, together with other affiliates of Aberdeen Asset Management PLC (collectively, the “Aberdeen Group”) form a globally diversified management firm.  As of August 31, 2010 the Aberdeen Group had approximately $261.18 billion in assets under management.

In rendering investment advisory services, the Investment Manager and Investment Adviser may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC.  The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Each of the Advisers has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws.  The Fund has been advised that there is doubt as to the enforceability in the courts of Australia, in original actions or in actions for enforcement of judgments of U.S. courts against the Investment Adviser, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether the courts of Singapore would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in Singapore courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager and Investment Adviser

Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser, and as a member of the Executive Management Committee of Aberdeen Asset Management PLC.  Mr. Martin Gilbert, a Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Mr. Mark Daniels, a Vice President of the Fund, also serves as a Director of the Investment Adviser.  Messrs. Young, Gilbert and Daniels are also shareholders of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Martin Gilbert, Mr. Alan Goodson and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement with Aberdeen Asset Management Inc.

Pursuant to an administration agreement dated as of September 30, 2004, as amended (“Administration Agreement”), AAMI is responsible, subject to the control, supervision and direction of the Board of Directors, for providing to the Fund operational management, coordination and oversight of the Fund’s service providers, negotiation of the Fund’s service contracts, preparation of various financial information and reports, arrangements for payment of Fund expenses, monitoring of compliance with the Fund’s investment objectives, policies and restrictions and with applicable tax law and regulations, maintenance of the Fund’s books and records and other administrative services.  AAMI receives a fee at an annual rate equal to 0.08% of the Fund’s Managed Assets between $0 and $500 million, 0.07% of such assets between $500 million and $1.5 billion, and 0.06% on such assets in excess of $1.5 billion.  Pursuant to the Administration Agreement, AAMI may also delegate certain of its duties and obligations to third parties.  Presently, AAMI delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid administration fees of $139,226, $240,296, and $113,500, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of September 30, 2010: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

The data below is as of September 30, 2010.

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
Hugh Young	13	$4,303.40	70	$42,173.93	127*	$40,412.96
Mark Daniels	4	$720.41	56	$25,978.53	72**	$22,719.24
Michelle Lopez	4	$720.41	56	$25,978.53	72**	$22,719.24
Robert Penaloza	4	$720.41	56	$25,978.53	72**	$22,719.24
Natalie Tam	4	$720.41	56	$25,978.53	72**	$22,719.24

Total assets have been translated into U.S. dollars at a rate of £1.00=1.5758 as of September 30, 2010.

*11 accounts with AUM of $3,163.58 contain performance based fees.

** 5 accounts with AUM of $1,402.09 contain performance based fees.

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of October 31, 2009 by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Hugh Young	$10,001 – $50,000
Mark Daniels	$0
Michelle Lopez	$0
Robert Penaloza	$0
Natalie Tam	$0

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary.  AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares.

In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                 Do not intentionally favor any client account over any other client account;

•                 Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                 Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                 Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                 Fully disclose their aggregation policies to all clients;

•                 Provide individual investment advice to each client account;

•                 Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                 Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                 Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                 Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid aggregate brokerage commissions of $139,510, $239,469, and $348,378, respectively.  Commissions paid in 2009 reflect a lower portfolio turnover rate as compared to 2008.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2009, 2008, and 2007, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                 speed of execution;

•                 ratio of complete versus incomplete trades;

•                 the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                 the character of and market for the particular security;

•                 the size and type of transaction;

•                 the number of primary markets that are checked;

•                 the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                 the broker-dealer’s access to primary markets and quotation sources;

•                 the broker-dealer’s familiarity with and knowledge of the primary markets;

•                 the broker-dealer’s access to underwriting offerings and secondary markets;

•                 the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                 the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                 the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                 the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                 the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                 the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                 the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                 accuracy in preparation of confirmations; and

•                 the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                 the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                 the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                 the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                 the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                 the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                 execute unique trading strategies;

•                 execute and settle difficult trades;

•                 handle client-directed brokerage arrangements;

•                 implement step-outs;

•                 participate in underwriting syndicates; and

•                 obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

Effective December 2004, the Investment Manager discontinued the use of soft dollars with respect to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Investment Manager and the Investment Adviser responsibility for decisions regarding proxy voting for securities held by the Fund.  The Investment Manager and Investment Adviser will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, and which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-866-839-5205 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Taxes

United States Tax Treatment of the Fund—General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“Code”).

To qualify as and to be taxed as a regulated investment company under the Code, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and net tax-exempt income each taxable year.  The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement.  To date, such regulations have not been promulgated.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders.  However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax.  To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year, however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year.  Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon.  In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain.  If such an election were made, each shareholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her U.S. federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities.  Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return.  In addition, the shareholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to the difference between the amount of the includable capital gains from the distribution and the tax that the shareholder is deemed to have paid, generally 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income.  However, such dividends will be eligible (i) to be treated as qualified dividend income (for taxable years after 2010 only if additional legislation is enacted) in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income.  To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a shareholder as long-term gain, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s share, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

For tax years beginning on or before December 31, 2010 (unless the relevant Code provisions are extended), a portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.  Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested, unless the Fund issues additional shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares, and will have a cost basis in such shares equal to the amount of such distribution.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received, if applicable.

Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.  Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Beginning in 2013, taxable distributions, sales and redemptions will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in the shares.  The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term gain, depending upon the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to the shares.  Gain from the sale of shares will be subject to the Medicare contribution tax discussed above.

Passive Foreign Investment Companies

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock.  The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock.  Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund (except for the interest charge, discussed above) to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the passive foreign investment company.  These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund.  In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult to obtain.  Alternatively, if eligible, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income.  Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses).  Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss.  The Fund may make either of these elections with respect to its investments in passive foreign investment companies.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by passive foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations— “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables, income, liabilities or expenses denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or income or pays such liabilities or expenses generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For U.S. federal income and excise tax purposes, the Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia and New Zealand.  Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities.  Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above.  However, remittances from Australia or New Zealand to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security.  If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “Section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales.  Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment does not apply to transactions closed in the 90 day period ending with the 30th day after the close of the Fund’s taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  For example, the Fund’s dividend income derived from Australian sources generally is subject to a 15% Australian withholding tax (assuming the Tax Agreement applies, as defined and discussed below under “Taxation - Australian Taxes”).  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions.  The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate shareholders.  A foreign shareholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the shareholder.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders.  With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.  The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its shareholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate, or the shareholder is obligated to make payments related to the dividends.  In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to shareholders the ability to claim a deduction for the related foreign taxes.  If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a shareholder that the shareholder is subject to backup withholding.  Certain shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate or a foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate).  If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign shareholder would have to file a U.S. tax return to obtain a refund of the shareholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “United States Tax Treatment of the Fund - General” for a discussion of the retention of net capital gains).  In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax from distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  See “Backup Withholding” above.  If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they (i) were paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) were paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may have designated all, some or none of its potentially eligible dividends as such qualified net interest income or as such qualified short-term capital gains and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder would have needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund designated the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a 30% withholding tax will be imposed on dividends and redemption proceeds paid to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Such foreign shareholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

The following discussion is based upon the advice of Norton Rose, Australian counsel for the Fund, and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.  Investors should seek independent tax advice as to the consequences of investing in the Fund.

Under current Australian law, the Fund will be regarded as a non-resident of Australia.  Pursuant to the United States Australia Double Tax Agreement (“Tax Agreement”) and assuming the Fund to be a resident of the United States (and not a resident of Australia) for the purposes of the Tax Agreement and a “qualified person” entitled to the benefits of the Tax Agreement, the Fund will be liable to taxation in Australia on its business profits only if the Fund carries on business in Australia at or through a permanent establishment, and those business profits are attributable to the Fund’s Australian permanent establishment.  Generally, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business in Australia through which it carries on business and if there is no person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia, through whom it carries on business, who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority.

The Fund does not intend to have a fixed place of business in Australia or to carry on business in Australia through any person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) who has the authority to conclude contracts on behalf of the Fund, and accordingly, the Fund should not be regarded as having a permanent establishment in Australia.  As a result, none of the Fund’s profits arising from Australia should be subject to Australian taxes.

The Fund will be subject to interest withholding tax at the rate of 10% on all interest payments and payments in the nature of interest (including discounts on money market securities) paid by a resident of Australia, or by a non-resident of Australia making the interest payment in carrying on business at or through a permanent establishment in Australia (unless the particular issue of securities qualifies for an exemption from interest withholding tax).  Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by the issuer in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident.  Generally, the Fund will not be subject to stamp duty imposed by an Australian State or Territory on its investments in government and semi-government securities, promissory notes and bills of exchange.

The Fund will be subject to dividend withholding tax at the rate of 15% on all dividends paid by Australian resident companies, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.  However, dividends paid by Australian resident companies to the Fund will not be subject to dividend withholding tax to the extent that they have been franked under the Australian imputation rules.  Australia’s system of dividend imputation, also known as “franking,” allows an Australian company declaring a dividend to give the shareholder a credit (a franking credit) that represents the amount of tax already paid by the company.  A company which declares a dividend out of profits which have borne the full rate of Australian corporate tax can attach franking credits to the dividend such that the dividend is “fully franked.” A fully franked dividend will not be subject to Australian dividend withholding tax.  However, to the extent that dividends are declared from profits which have not borne the full rate of Australian corporate tax that portion of the dividend will be subject to dividend withholding tax at the rate of 15%, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.  Generally, the Fund will not be subject to stamp duty imposed by an Australian State or Territory on its investments in Australian listed shares.  Most Australian States and Territories have abolished stamp duty on transfers of unlisted Australian shares.  New South Wales and South Australia impose duty, at the rate of 0.6%, on the transfer of shares in New South Wales and South Australian incorporated unlisted companies, although both States plan to abolish this duty from July 1, 2012.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

Pursuant to a Custodian Contract dated November 25, 1985, as amended from time to time, State Street Bank and Trust Company (“State Street”), which has its principal business office at One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian for assets of the Fund held in the United States.  The Board has authorized the delegation of various foreign custody responsibilities to State Street, as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Transfer Agency and Service Agreement dated July 23, 2010, Computershare Trust Company, N.A. and Computershare Inc., which have their principal business office at 250 Royall Street, Canton, Massachusetts 02021, act as the Fund’s transfer agent and dividend disbursing agent, respectively.

EXPERTS

The financial statements, included in this registration statement have been so included in reliance on the report of KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, given on the authority of each said firm as experts in accounting and auditing.  The principal place of business of KPMG is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.  KPMG provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.  Matters of Australian law will be passed on for the Fund by Norton Rose, Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended October 31, 2009 and the unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the period ended April 30, 2010, together with the report of KPMG LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report and semi-annual report to shareholders. All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

PROXY VOTING POLICY

I.                                        Generally

Rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) require the Funds to disclose publicly its proxy voting policies and procedures, as well as its actual proxy votes.  The SEC rules also permit the Funds to delegate its proxy voting responsibilities to the Funds’ Investment Manager, Investment Adviser, and Subadvisers (collectively “the Advisers”).  In connection with this ability to delegate proxy voting responsibilities, the SEC has adopted rules under the Investment Advisers Act of 1940, as amended, that require the Advisers to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that it votes proxies on behalf of its clients, when given such authority, in the best interests of those clients.

Consistent with the SEC’s requirements, the Funds have delegated responsibility for voting its proxy to the Funds’ Investment Manager, Investment Adviser and Subadvisers.  The Advisers have adopted proxy voting policies and procedures to ensure the proper, and timely, voting of the proxies on behalf of the Funds.  Moreover, the Advisers will assist the Funds in the preparation of each Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, by no later than August 31 of each year.

II.                                   Procedures

Each Fund shall ensure that its investment manager, investment adviser and subadvisers are compliant with applicable rules and regulations. These rules and regulations require, in part, that each Fund disclose how it votes each proxy. The rules and regulations also require that the Advisers disclose that they have (1) adopted and implemented proxy voting policies; and (2) adopted procedures regarding how each portfolio security is voted in relation to each Fund. The Adviser must disclose that the procedures are the following:

1.                                      are written;

2.                                      are reasonably designed to ensure that the adviser votes proxies in the best interest of the adviser’s clients;

3.                                      describe the adviser’s proxy voting procedures to the adviser’s clients and provides copies of the adviser’s proxy voting procedures on request;

4.                                      set forth the process by which the adviser evaluates the issues presented by a proxy and records the adviser’s decision about how the proxy will be voted;

5.                                      establish procedures for the identification and handling of proxies that involve material conflicts of interest with the adviser’s clients; and

6.                                      disclose to the adviser’s clients how the clients may obtain information on how the adviser voted the clients’ proxies.

The Funds also shall disclose to shareholders the policies and procedures that are used to determine how to vote proxies.  The Funds include in the Funds’ statement of additional information appropriate summary disclosure regarding the proxy voting policies and procedures of the Funds’ adviser and subadvisers, and any third party retained by the Funds’ investment adviser or sub-adviser to determine how to vote proxies.  In addition, as required by the financial statements’ requirements of Form N-1A, the Funds’ financial statements must include a statement that a description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available, without charge:  (i) upon request, by calling a specified toll-free (or collect)

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telephone number; or (ii) on the Funds’ website at www.aberdeen-asset.com (if applicable); and (iii) on the SEC website at www.sec.gov.

The Funds also shall file with the SEC, on an annual basis, the complete proxy voting record of each Fund on Form N-PX for the twelve-month period ending June 30th, by no later than August 31st of each year, which Report on Form N-PX shall be executed by the principal executive officer of the each Fund.  Each Fund’s proxy voting record on the Form N-PX Report shall be made available by each Fund, without charge, upon request, by calling specified toll-free (or collect) telephone number (but is not available on the Funds’ website).  If a Fund receives a telephonic request for the a proxy voting record, the Fund shall send the requested information disclosed in the Fund’s most-recently filed Report on Form N-PX within three (3) business days of the receipt of the request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

Sub-advisers to the Funds must have procedures and internal controls to ensure compliance with proxy voting regulations.  Specifically, the sub-advisers must have procedures for the reporting of proxy voting, and communicating changes in proxy voting policies to the Funds.  Prior to Board approval of new advisers, the Chief Compliance Officer (“CCO”) reviews the proxy voting policies and procedures of the sub-adviser.  The CCO ensures that any inadequate procedures or controls of a sub-adviser are reported to the Board and must be corrected in a timely manner.

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Appendix B

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of February 8, 2010

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation  (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).   These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws  or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.             Definitions

A.            “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.            “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.            General Voting Policies

A.            Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.            Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.            Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.            Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.            Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.             Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.             No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.             Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.             Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.             Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.             Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.             Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.            Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.            Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.             Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.             Disclosure of Vote.  As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.          Specific Voting Policies

A.            General Philosophy.

•              Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•              Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•              Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.            Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.            Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.            Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.            Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.             Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.          Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.            Obtain Proxy.  Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“PA-UK)”..  Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services (“ISS”).  Each proxy received is matched to the securities to be voted.

B.            Material Conflicts of Interest.

1.             Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand.  Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.             When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.            Analysts.  The proxy administration process is carried out by the PA-UK.  The PA-UK ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the PA-UK  will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .  The Analyst may consult with the PA-UK  as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.            Vote.  The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group (“CGG”) in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures.  In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”).  The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams.  The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues.  If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK.  If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers.  The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.  Aberdeen has also engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.            Review.  PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.                                    Documentation, Recordkeeping and Reporting Requirements

A.                                    Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK is responsible for:

1.                                      Overseeing the proxy voting process;

2.                                      Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.                                      Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.                                    Record Keeping.

1.                                      Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004).  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.             As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.             Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.            Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.            Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.